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                        UNITED WISCONSIN SERVICES, INC.

                                      AND

                            BLUE CROSS & BLUE SHIELD

                              UNITED OF WISCONSIN





                                      1997

                           MANAGEMENT INCENTIVE PLAN

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                         1997 MANAGEMENT INCENTIVE PLAN

PARTICIPANT:______________________  PAYOUT RANGE:____________of Base
                                       Earnings as defined in 1997 UWSI/
                                       BCBSUW Profit Sharing Plan.
                                       _____% for satisfactory performance
                                       _____% for targeted performance
                                       _____% for outstanding performance

OBJECTIVES

1. To heighten participant awareness of financial results and to motivate employees to strive for financial success.

2. To motivate participants to provide excellent service to our customers and to maximize customer satisfaction results.

3. To motivate key management personnel to stretch performance to meet the documented personal objectives which are of most importance in the attainment of business unit/regional area and corporate goals and objectives.

4. To maintain a competitive compensation package for highly motivated key management employees and to increase the leverage of performance-based compensation.

ELIGIBILITY

Employees are eligible to participate in the Management Incentive Plan (the "Plan") based on the number of Hay evaluation points attributed to the position they hold at the beginning of the plan year. In order to be a participant in the 1997 Plan, the following requirements must be met:

1. The employee must be actively at work on or before the first work day of the plan year, January 2, 1997.

2. The employee must have completed one full year of service on December 31, 1997.

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3.  The employee must be continuously employed by the Corporation through the date of payment (anticipated to be in March l998). For purposes of this eligibility requirement, employment by one or more of the following employers shall constitute employment by the Corporation: Blue Cross & Blue Shield United of Wisconsin; United Wisconsin Services, Inc.; Compcare Health Services Insurance Corporation; United Heartland, Inc.; United Wisconsin Insurance Company; United Wisconsin Life Insurance Company; Meridian Managed Care, Inc.; Meridian Marketing Services, Inc.; Meridian Resource Corporation; Hometown Insurance Services, Inc.; Valley Health Plan; and United Wisconsin Proservices, Inc.

COMPONENTS OF THE PROGRAM

The Plan has 2 components:

    1.   Business Unit/Regional Area Objective - 33 1/3%
    2.   Individual and Local Area Performance Objectives - 66 2/3%

BUSINESS UNIT/REGIONAL AREA OBJECTIVE - 33 1/3%

This Component of the Management Incentive Plan is based on the Business Unit/Regional Area Financial Results ("Local Component") of the 1997 UWS/BCBSUW Profit Sharing Plan. One-third of a participant's payout from the Management Incentive Plan will be determined by his or her payout from the Local Component of the Profit Sharing Plan according to the following schedule:

         PARTICIPANT'S PAYOUT FROM
         LOCAL COMPONENT OF 1997            LEVEL OF MANAGEMENT
         PROFIT SHARING PLAN                INCENTIVE PLAN PAYOUT
         -------------------------          ---------------------
         Less than 3% of Base Earnings      No Payout
         3% of Base Earnings                "Satisfactory Performance" Level
         6% of Base Earnings                "Targeted Performance" Level
         9% of Base Earnings                "Outstanding Performance" Level

Prorated payouts will be made for performance between the stated percentages of payouts from the Local Component of the Profit Sharing Plan.

INDIVIDUAL AND LOCAL AREA PERFORMANCE OBJECTIVES - 66 2/3%

This component of the Plan is a mix of Individual and Local Area objectives based on the participant's Local Area as well as on the participant's functional responsibilities. The mix may be any combination of Individual and Local Area objectives which together total 66 2/3%. Individual performance objectives shall be specific and quantifiable and should be set in such a manner as to stretch the participant's performance. Local Area objectives may include such things as Local Area expense ratio targets.

Individual and Local Area Performance Objectives are to be determined and listed beginning on Page 3 of this document.

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PAYMENT OF AWARDS

Management Incentive Plan payments will be made to eligible participants only in years in which profit sharing is awarded. Notwithstanding the previous sentence, the Management Review Committees of the Boards of Directors of United Wisconsin Services, Inc. and Blue Cross & Blue Shield United of Wisconsin (collectively the "Committee") reserve the right to selectively award bonuses for outstanding performance.

Management Incentive Plan payments will be awarded in cash within 30 days following approval by the Committee.

Participants who otherwise meet eligibility requirements for the plan year but who die, become disabled, or retire before the end of the plan year, will be eligible for a prorata bonus based on the participant's achievement of his or her goals prior to the termination of employment and on months of completed service during the plan year. Participants who otherwise meet eligibility requirements for the plan year but who die, become disabled, or retire before the payment date but after completing the full plan year of service, will be eligible for a bonus based on the participant's achievement of his or her goals. In the case of death, payment will be made to the participant's estate.

Employees who otherwise terminate employment with the Corporation prior to the payment date will not be eligible for the bonus payment.

PLAN ADMINISTRATION

The Committee maintains overall responsibility for the Management Incentive Plan and is given complete discretion to administer the Plan and to interpret and/or modify all terms and conditions of the Plan.

The Committee, at its discretion, reserves the right to amend, suspend, or terminate the Management Incentive Plan, provided that no such amendment, suspension, or termination shall reduce or impair the value of any awards after such awards are made by the Committee at its first quarter 1998 meeting.

INDIVIDUAL AND LOCAL AREA PERFORMANCE OBJECTIVES

OBJECTIVE #1                           WEIGHT          %
                                              ---------

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OBJECTIVE #2                           WEIGHT          %
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OBJECTIVE #3                           WEIGHT          %
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OBJECTIVE #4                           WEIGHT          %
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OBJECTIVE #5                           WEIGHT          %
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OBJECTIVE #6                           WEIGHT          %
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                                 TOTAL WEIGHT  66 2/3%
                                               --------
Employee Signature:                                     Date:
                   ---------------------------------          ----------------
Supervisor Signature:                                   Date:
                   ---------------------------------          ----------------

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